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                           FIRST AMERICAN FUNDS, INC.

                           GOVERNMENT OBLIGATIONS FUND
                             PRIME OBLIGATIONS FUND
                            TAX FREE OBLIGATIONS FUND
                            TREASURY OBLIGATIONS FUND
                         U.S. TREASURY MONEY MARKET FUND

                         SUPPLEMENT DATED APRIL 7, 2009
             TO THE CLASS Z SHARES PROSPECTUS DATED OCTOBER 31, 2008

The following replaces the second paragraph under "Policies and Services - Purchasing and Redeeming Shares - Share Classes."

     Class Z shares are available for a minimum initial investment of at least $10 million in any one fund. Shares are also available to the funds' directors under the board's deferred compensation plan and to other mutual fund families for whom U.S. Bancorp Fund Services, LLC provides administration services. Class Z shares are offered at net asset value, with no front-end or contingent deferred sales charge and no distribution (12b-1) or shareholder servicing fee.

To request a copy of the Prospectus, please call 800 677-FUND.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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                                                                        FAF-ZPRO